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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 20, 2004

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                   001-14593                       22-3586492
   -----------------            ------------                 -------------------
   (State or Other              (Commission                  (IRS Employer
   Jurisdiction of              File Number)                 Identification No.)
   Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
                                                           ---------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03(A)  BANKRUPTCY OR RECEIVERSHIP.

(a) A receiver, fiscal agent or similar officer has been appointed for a registrant or its parent, in a proceeding under the U.S. Bankruptcy Code.

The following information is filed pursuant to Item 1.03(a), "Bankruptcy or Receivership." On December 20, 2004 The MIIX Group, Inc. and its subsidiary, New Jersey State Medical Underwriters, Inc., each filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The companies continue to operate their businesses and manage their property as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. To date, no creditors' committee or trustee has been appointed in this case. A copy of the press release issued December 20, 2004, is attached hereto as Exhibit 99.1 and is filed under this Item 1.03(a).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE MIIX GROUP, INCORPORATED


                                       By:  /s/ Patricia A. Costante
                                           -------------------------------------
                                           Patricia A. Costante
                                           Chairman and CEO

December 20, 2004


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